Other assets	12 Months Ended
Mar. 31, 2026
Other assets.
Other assets

6.           Other assets

	At March 31,
	2026	2025	2024
	€M	€M	€M
Prepayments and other assets*	2,221.0	2,107.6	1,451.9
Interest receivable	4.5	4.8	6.7
	2,225.5	2,112.4	1,458.6

*Included in prepayments and other assets are amounts due after 1 year of approximately €241m (2025: €262m; 2024: €183m). Prepayments include €1,419m (2025: €1,330m; 2024: €920m) pertaining to EU ETS carbon credits to be utilized within 1 year.